UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2013
Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware	13-3460176
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1351 S. Sunset Street, Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)
(303) 845-3200
(Registrant’s telephone number, including area code)
(Former name, former address and former fiscal year, if changed since last report) _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On January 24, 2013, we received notification from NASDAQ that our bid price deficiency has been cured and that the company is in compliance with all applicable listing standards. Specifically, the NASDAQ Listing Qualifications department informed us that it has regained compliance by maintaining a closing bid price of $1.00 or more for at least 10 consecutive trading days and the matter is now closed. Our press release announcing compliance with NASDAQ listing standards is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated January 28, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary

Date: January 28, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Dot Hill Systems Corp. dated January 28, 2013.

Exhibit 99.1
FOR IMMEDIATE RELEASE
Contact:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Becky Herrick & Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com

Dot Hill Systems Regains Compliance with NASDAQ Minimum Bid Price Rule

LONGMONT, Colo., January 28, 2013 - Dot Hill Systems Corp. (NASDAQ: HILL), a leading provider of SAN storage solutions, has received notification from NASDAQ that the company's bid price deficiency has been cured and that the company is in compliance with all applicable listing standards. Specifically, the NASDAQ Listing Qualifications department informed the company that it has regained compliance by maintaining a closing bid price of $1.00 or more for at least 10 consecutive trading days and the matter is now closed.
About Dot Hill
Delivering innovative technology and global support, Dot Hill empowers the OEM and channels community to bring unique storage solutions to market, quickly, easily and cost-effectively. Offering high performance and industry-leading uptime, Dot Hill's RAID technology is the foundation for best-in-class storage solutions offering enterprise-class security, availability and data protection. The Company's products are in use today by the world's leading service and equipment providers, common carriers and advanced technology and telecommunications companies, as well as government agencies and small and medium enterprise customers. Dot Hill solutions are certified to meet rigorous industry standards and military specifications, as well as RoHS and WEEE international environmental standards. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, Japan, United Kingdom, Singapore and the United States. For more information, visit us at http://www.dothill.com.

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